RESOLUTIONS OF COMMITTEE
             APPOINTED BY THE BOARD OF DIRECTORS OF
                     NATIONSBANK CORPORATION

                         March 20, 1995

     WHEREAS, by resolutions adopted by the Board of Directors (the "Board") of NationsBank Corporation (the "Corporation") at a meeting duly called and held on December 20, 1994, this Committee was appointed by the Board with full authority of the Board to take action in connection with the issuance of up to an aggregate principal amount of $3,000,000,000 of the Corporation's unsecured debt securities (either senior or subordinated), shares of its preferred stock and shares of its common stock (collectively, the "Securities") to be offered on terms to be determined by the Committee;

     WHEREAS, on February 1, 1995, the Corporation filed a Regis-tration Statement on Form S-3, Registration No. 33-57533 (the "Registration Statement"), with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, with respect to the Securities which are to be offered on a delayed or continuous basis, which Registration Statement was amended on February 23, 1995 and was declared effective on February 24, 1995;

     WHEREAS, by action dated February 28, 1995, this Committee allocated and designated $2,000,000,000 of Securities registered under the Registration Statement to the Corporation's Medium Term Notes, Series D leaving $1,000,000,000 aggregate principal amount of securities unallocated and unissued under the Registration Statement; and

     WHEREAS, no stop order suspending the effectiveness of the Registration Statement has been received by the Corporation and no proceedings for that purpose have been instituted or threatened against the Corporation;


      AUTHORIZATION OF FLOATING RATE SENIOR NOTES, DUE 1998

     NOW, THEREFORE, BE IT RESOLVED, that pursuant to the resolutions adopted by the Board on December 20, 1994, and the terms and provisions of the Indenture between the Corporation and BankAmerica National Trust Company, as Trustee (the "Senior Trustee"), dated as of January 1, 1995 (the "Senior Indenture"), the Corporation shall issue a series of its senior unsecured indebtedness consisting of $300,000,000 in aggregate principal amount of its Floating Rate Senior Notes, due 1998, which series of senior notes are hereby designated "Floating Rate Senior Notes, due 1998" (the "Floating Rate Notes"), and which shall be subject to the terms and entitled to the benefits of the Senior Indenture;

     RESOLVED FURTHER, that the Floating Rate Notes shall bear interest at a rate per annum equal to the rate for deposits in U.S. Dollars for a three month period in the London interbank market ("LIBOR") plus 0.15% (which rate is to be determined by the Calculation Agent described below); that the initial interest rate on the Floating Rate Notes shall be determined by the Calculation Agent on the basis of LIBOR on March 23, 1995; that the interest rate shall be reset quarterly and accrue from March 27, 1995, and be payable quarterly on March 27, June 27, September 27 and December 27, commencing June 27, 1995; and the Record Date for the interest payable shall be the twelfth day of the same calendar month in which the interest payment date occurs;

     RESOLVED FURTHER, that the maturity date of the Floating
Rate Notes shall be March 27, 1998;

     RESOLVED FURTHER, that the Floating Rate Notes shall be sold to NationsBanc Capital Markets, Inc. and the other Underwriters (as named in the Underwriting Agreement hereinafter described) (the "Senior Underwriters"), pursuant to the terms of the Underwriting Agreement, who the Committee understands will reoffer the Floating Rate Notes for sale in a public offering;

     RESOLVED FURTHER, that the Floating Rate Notes shall not be eligible for redemption or entitled to any sinking fund;

     RESOLVED FURTHER, that the Floating Rate Notes shall be sold to the Senior Underwriters on March 27, 1995, at a price of 100% of the principal amount, and that the Floating Rate Notes shall be initially offered to the public at a price of 99.70% of the principal amount;

     RESOLVED FURTHER, that the Committee was advised by the Senior Underwriters that they will initially offer the Floating Rate Notes to certain dealers at the initial public offering price, less a concession not in excess of .20% of the principal amount of the Floating Rate Notes, and that the Senior Underwriters may allow, and such dealers may reallow, a discount not in excess of .125% of such principal amount on sales to other dealers;

     RESOLVED FURTHER, that the Floating Rate Notes shall be issued as Registered Securities (as defined in the Senior Indenture) in book-entry only form, represented by one or more global notes registered in the name of the Depository Trust Company, or its nominee, in such manner as requested by the Representatives (as defined in the Underwriting Agreement), in denominations of $1,000 or any integral multiple thereof, and shall be dated the date of authentication and delivery, which date shall occur on or about March 27, 1995, and the form of registered note presented to this Committee and attached to the minutes hereof as Exhibit A, together with such modifications as are appropriate to reflect the determinations of the Committee, is hereby in all respects approved;

     RESOLVED FURTHER, that the Floating Rate Notes shall be executed in the name of and on behalf of the Corporation by the Chairman of the Board and Chief Executive Officer, or any Vice President, the corporate seal thereon shall be attested by the Secretary or any Assistant Secretary, and the signatures of the Chairman of the Board and Chief Executive Officer, any Vice President, the Secretary and any Assistant Secretary may be in the form of facsimile signatures of the present or any future Chairman of the Board and Chief Executive Officer, Vice President, Secretary or Assistant Secretary, and should any officer of the Corporation who signs, or whose facsimile signature appears upon, any of the Floating Rate Notes, cease to be such an officer prior to the issuance of such Floating Rate Notes, the Floating Rate Note so signed or bearing such facsimile signature shall, nevertheless, be valid, and, without prejudice to the use of the facsimile signatures of any other officer as hereinbefore authorized, the facsimile signatures of Hugh L. McColl, Jr., Chairman of the Board and Chief Executive Officer of the Corporation, and of James W. Kiser, Secretary of the Corporation, are hereby expressly approved and accepted;

     RESOLVED FURTHER, that pursuant to the provisions of the Indenture, the Chairman of the Board and Chief Executive Officer, the Chief Financial Officer, any Senior Vice President or any Associate General Counsel of the Corporation (each, an "Authorized Officer") be, and each of them is, hereby authorized and empowered to cause the Floating Rate Notes, upon execution thereof, to be delivered to the Senior Trustee under the Senior Indenture, or to any agent designated by the Senior Trustee, for authentication and delivery by it and to deliver to said Senior Trustee or agent thereof, as the case may be, the written order of the Corporation for the authentication and delivery of the Floating Rate Notes and to negotiate, execute and deliver any and all agreements and other documents and certificates necessary in connection with the issuance and sale of the Floating Rate Notes;

     RESOLVED FURTHER, that, unless and until otherwise determined by an Authorized Officer, NationsBank of Georgia, National Association, hereby initially is appointed the agent for the Corporation for the registration, transfer, exchange and payment of the Floating Rate Notes (the "Paying Agent"), and authorized to be appointed by the Senior Trustee as authenticating agent, and that the corporate trust office of the Paying Agent located at 600 Peachtree Street, Suite 900, Atlanta, Georgia 30308, hereby is designated, pursuant to the provisions of the Senior Indenture, as the office or agency of the Corporation where the Floating Rate Notes may be presented for registration, transfer, exchange and payment, and any Authorized Officer or other proper officer of the Corporation is hereby authorized and empowered to execute and deliver any documents required by the Senior Trustee under the Senior Indenture, or by the Paying Agent, with respect to such appointment of NationsBank of Georgia, National Association, or any other person as any Authorized Officer shall determine, as Paying Agent for the Corporation;

     RESOLVED FURTHER, that whenever the Senior Trustee or Paying Agent, in its capacity as such, shall deem it expedient, it may apply to counsel for the Corporation for advice or instructions, and, for its actions and good faith in such capacity, including but not limited to action in reliance on such advice or instructions or on advice of its own counsel, the Corporation shall fully protect and hold harmless that agent from and against any liability;

     RESOLVED FURTHER, that, unless and until otherwise determined by an Authorized Officer, NationsBank of Georgia, National Association, initially is appointed agent for the calculation of interest with respect to the Floating Rate Notes and any Authorized Officer of the Corporation is hereby authorized and empowered to negotiate, execute and deliver a calculation agency agreement and such other documents required by such agent with respect to such appointment or by any other entity who may be appointed by an Authorized Officer;

     RESOLVED FURTHER, that any of the Chairman of the Board and Chief Executive Officer, the Chief Financial Officer, any Senior Vice President or any Associate General Counsel of the Corporation are hereby authorized and empowered to execute and deliver, and this Committee hereby approves, the underwriting agreement (the "Underwriting Agreement"), dated as of March 20, 1995, among the Corporation and the Representatives (as defined therein), in the form presented to the Committee and attached to the minutes hereof as Exhibit B, relating, among other things, to the sale of the Floating Rate Notes and to the indemnification of and contribution to the Senior Underwriters, and such Underwriting Agreement shall be, and it hereby is, in all respects authorized and approved, the execution thereof being conclusive evidence of such approval;

     RESOLVED FURTHER, that the officers of the Corporation be, and they hereby are, authorized and directed to do any and all things necessary, appropriate or convenient to carry into effect the foregoing resolutions.